RESTRUCTURING AND RELATED CHARGES	12 Months Ended
Dec. 31, 2010
RESTRUCTURING AND RELATED CHARGES
RESTRUCTURING AND RELATED CHARGES

17.          RESTRUCTURING AND RELATED CHARGES

In June 2009, we announced our plans to close our Chattanooga manufacturing and distribution facility, located in Hixson, Tennessee, and to integrate the operations of the Chattanooga site into our other existing sites. The transition of our Chattanooga activities was completed during the first half of 2010. A summary of the activity relating to the restructuring for the years ended December 31, 2010 and 2009 are as follows (in thousands):

	Severance & Employee Retention	Other	Total
Balance at December 31, 2008	$—	$—	$—
Expensed during period	4,896	479	5,375
Payments made during period	(847)	(74)	(921)
Balance at December 31, 2009	4,049	405	4,454
Expensed during period	1,159	121	1,280
Payments made during period	(5,127)	(518)	(5,645)
Balance at December 31, 2010	$81	$8	$89

Total severance and employee retention related expenses incurred to date as a result of our Chattanooga activities are $6.7 million. Cumulative costs incurred to date represent our total expected costs.

As a result of the integration of operations of our Chattanooga division, we exited facilities in Hixson and listed the buildings for sale during the first half of 2010. Based on the current estimated fair market value of the buildings, we recorded an impairment charge of $1.1 million during the first half of 2010, which has been reflected as impairment of assets held for sale in our consolidated statement of operations. The fair market value of the buildings held for sale is estimated to be $2.8 million, and is included in other current assets in our consolidated balance sheet as of December 31, 2010.